INVESCO TREASURER'S SERIES FUNDS, INC.
                  INVESCO Treasurer's Money Market Reserve Fund
                   INVESCO Treasurer's Tax-Exempt Reserve Fund


                Supplement to Prospectus Dated September 30, 1999

The section of the Prospectus entitled "How to Buy Shares" is hereby amended to add the following sentence at the end of the first paragraph:

      If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into INVESCO Cash Reserves Fund -Investor Class, a series of INVESCO Money Market Funds, Inc.

The section of the Prospectus entitled "How to Buy Shares" is hereby amended to add the following after the fourth paragraph:

      If you contact INVESCO prior to 11:00 a.m. (Eastern Time) to purchase shares of Treasurer's Money Market Reserve Fund by wire on a day on which the Fund calculates its NAV and the Federal Reserve Banks are open ("bank business day") and INVESCO receives the wire prior to 11:00 a.m. (Eastern time), you will receive that day's dividend. Please contact INVESCO by telephone prior to sending the wire. If you purchase shares of Treasurer's Money Market Reserve Fund by wire after 11:00 a.m. (Eastern time) or by check or other negotiable bank draft prior to 4:00 p.m. (Eastern time), you will begin to accrue dividends on the following business day. If you redeem shares of Treasurer's Money Market Reserve Fund by wire on a bank business day prior to 11:00 a.m. (Eastern time), you will not receive that day's dividend. If you redeem shares of Treasurer's Money Market Reserve Fund by wire after 11:00 a.m. (Eastern time) or by check or other negotiable bank draft prior to 4:00 p.m. (Eastern time), you will receive the current day's dividend.


This supplement supercedes the Supplements dated February 1, 2000 and April 1, 2000.

The date of this Supplement is May 16, 2000.